Exhibit 99.2

Sterling Bancorp, Inc. July 2018 NASDAQ: SBT Investor Presentation

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our final prospectus filed with the Securities and Exchange Commission on November 17, 2017 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

3 Pristine Credit Quality Focused Suite of Residential & Commercial Products Profitable & Efficient Business Model Experienced Leadership Team In-Branch Relationship Deposits and Loans Desirable Branch Network in High-Growth Markets Investment Highlights

Key Markets 4 Desirable Branch Network in High-Growth Markets Los Angeles / Orange County (5 Branches) San Francisco Bay Area (20 Branches) Southfield, MI (1 Operational Branch) SF Bay Area Markets San Francisco (13) Burlingame (1) Daly City (1) San Mateo (1) San Rafael (1) Cupertino (1) Fremont (1) Oakland (1) LA / Orange County Markets Alhambra (1) Arcadia (1) Irvine (1) Rowland Heights (1) Chino Hills (1) Greater Seattle, WA (1 Branch) New York, NY (2 Branches)

Strategic Overview 5 Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017 Business Model Unique Credit Consistent Performance Relationship spread lender, not a mortgage bank Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) Focus on customers who value service and relationships Focus on efficiency and credit quality with industry leading metrics Niche client culture mix that typically make large down payments and carry large deposit balances Niche TIC lending product in distinct markets Efficient branch footprint Strong, growing profitability. ROAA of 2.08% vs. peers of 1.17% ¹ Net credit charge-offs of 0bps to avg. loans Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) Low LTV products. 62% avg. in residential products Deep customer knowledge, almost all of the borrowers maintain a deposit account Strong credit culture Nonperforming loans are 2bps of total loans Low transaction volumes

2Q 2018 Financial Summary Total portfolio loans of $2.8 billion, a 28% year-over-year increase Total deposits of $2.3 billion, a 30% year-over-year increase Net income of $16.0 million, or $0.30 diluted EPS, a 79% year-over-year increase 6 Continued Growth Financial Highlights Balance Sheet ($ Million) Total Assets $3,111 Cash and Securities $179 Net Loans $2,816 Total Deposits $2,341 Total Equity $304 YTD Performance Ratios and Profitability Return on Average Assets 2.08% Return on Average Equity 21.3% Return on Average Tangible Common Equity 21.4% Net Interest Margin 3.96% Efficiency Ratio 35% Net Income (Million) $16.0 Capital Ratios Tang. Common Equity / Tang. Assets 9.75% Leverage Ratio 9.88% Common Equity Tier 1 Risk-Based Capital Ratio 16.21% Tier 1 Risk-Based Capital Ratio 16.21% Total Risk-Based Capital Ratio 20.77% Asset Quality Nonperforming Loans $0.6 Nonperforming Loans / Total Loans 0.02% Nonperforming Assets $3.6 Nonperforming Assets / Total Assets 0.12% ALLL / Nonperforming Loans 3167%

2Q 2018 Financial Summary 7 Demonstrated Growth Total Net Loans ($ Million) Net Income ($ Million) 29% CAGR 32% CAGR $14.5 $17.7 $22.5 $33.2 $38.0 $50.4 2013 2014 2015 2016 2017 TTM $888.4 $1,136.1 $1,575.8 $1,982.4 $2,594.4 $2,816.2 2013 2014 2015 2016 2017 2Q 2018

Strong Core Returns 8 Consistent Profitability and Growth Drive High Returns Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence ROAA ROATCE 1 1 0.91% 0.92% 0.90% 0.89% 0.84% 1.17% 1.58% 1.60% 1.59% 1.73% 1.54% 2.08% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling 9.8% 10.1% 9.7% 9.7% 8.7% 13.4% 15.0% 15.4% 17.4% 22.3% 20.4% 21.4% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling

Expense Management Focus 9 Noninterest Expense Performance Versus Peers Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of June 30, 2018 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence Efficiency Ratio Noninterest Expense / Average Assets 1 1 3.0% 2.9% 2.9% 2.8% 2.7% 2.6% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling 67% 67% 65% 64% 62% 60% 49% 47% 42% 36% 36% 35% 2013 2014 2015 2016 2017 2Q 2018 Peers Sterling

Strong Revenue Growth 10 Consistent Revenue Composition on a High Growth Balance Sheet Revenue Stream Analysis ($ Million) 2Q 2018 Highlights $1.1 million increase in net interest income compared to the prior quarter driven by strong originations and balance sheet growth Growth Opportunities Continued secondary market demand for loan sales Acquisition of Quantum Capital to establish platform for investment management and private banking Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets Total $46.1 $57.8 $75.0 $97.3 $110.5 $0.6 $2.2 $9.6 $9.7 $14.3 $5.9 $6.2 $5.8 $6.9 $7.0 $52.6 $66.2 $90.4 $113.9 $131.8 4.74% 4.66% 4.71% 4.63% 4.63% 5.15% 5.03% 5.07% 5.00% 5.01% 2014 2015 2016 2017 TTM Net Interest Income Gain on Sale of Loans Other Noninterest Income Rev. / Average Assets Rev. / Average Loans

Loan Portfolio Composition 11 Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans Note: Financial data as of June 30, 2018 unless noted *2Q18 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. Loan Composition as of June 30, 2018 Loan Composition Over Time ($ Million) 62% Average LTV in residential products 45% of loan portfolio reprices in the next 12 months 90 Days+ delinquencies of 2bps Rated as a servicer by DBRS and Fitch Sterling loans also used as collateral in securitizations 29% CAGR Yield on Loans 5.19% 5.02% 4.95% 5.02% 5.11% 5.45%* $901 $1,149 $1,589 $2,002 $2,613 $2,836 2013 2014 2015 2016 2017 2Q 2018 83% 9% 6% 2% 1-4 Family Residential ($2.4Bn) Commercial Real Estate ($250mm) Construction ($172mm) Commercial ($46mm)

Stable Deposit Funding 12 Sterling Has A Sizable Core Deposit Base Deposit Composition as of June 30, 2018 Almost all of our borrowers maintain a deposit account Average residential lending customer maintains a $16k checking account Average deposits per branch of $84 million Note: Financial data as of June 30, 2018 unless noted Cost of Deposits Deposit Composition Over Time ($ Million) 26% CAGR Cost of Deposits 0.69% 0.56% 0.61% 0.80% 0.94% 1.25% $827 $953 $1,230 $1,615 $2,245 $2,341 2013 2014 2015 2016 2017 2Q 2018 Non-Interest Bearing Deposits Interest-Bearing Deposits 88% 9% 3% Core Interest Bearing Deposits ($2.1Bn) Jumbo ($250k+) Deposits ($211mm) Non-Interest Bearing Deposits ($74mm)

Credit Performance 13 Sterling Bancorp Maintains Pristine Credit Quality Nonaccrual Loans / Total Loans Non-Performing Assets / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans (0.12%) (0.03%) (0.14%) (0.04%) 0.00% 2014 2015 2016 2017 2Q 2018 0.87% 0.69% 0.74% 0.71% 0.72% 2014 2015 2016 2017 2Q 2018 0.51% 0.42% 0.17% 0.13% 0.12% 2014 2015 2016 2017 2Q 2018 0.12% 0.06% 0.02% 0.02% 0.02% 2014 2015 2016 2017 2Q 2018

Interest Rate Risk Analysis 14 Interest Rate Risk Mitigated by ARM Loans and Repricing Structures Note: 1: Over 95% of loans repricing in 2018 will adjust annually thereafter Weighted-Average Reset (months) Repricing Matrix ¹ Strategically decreased WAReset of loans WAReset may be influenced through loan sales Average coupon rates of Advantage Loans will increase through attrition and new production Investment portfolio average duration 0.67 years Increasing deposit price competition traditionally lags market rates, but will put downward pressure on NIM Weighted average margin of 12Mo LIBOR plus 4.02% on $2.2B of residential loans Held for Investment loans predominantly all ARM loans 34% 35% 38% 39% 40% 39% 39% 46% 48% 45% 13% 13% 11% 11% 11% 15% 16% 13% 11% 10% 53% 52% 51% 50% 49% 46% 45% 41% 41% 45% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 12 Months 24 Months All Other 15 20 25 30 35 Dec - 15 Mar - 16 Jun - 16 Sep - 16 Dec - 16 Mar - 17 Jun - 17 Sep - 17 Dec - 17 Mar - 18 Jun - 18

Solid Capital Ratios 15 As of and for the 3mo. Ended Well Capitalized Regulatory Guidelines 6/30/2017 3/31/2018 6/30/2018 Tier 1 (core) capital to risk-weighted assets 11.69% 15.77% 16.21% 8.00% Tier 1 (core) capital to adjusted tangible assets 7.62% 9.73% 9.88% 5.00% Common Tier 1 (CET 1) 11.69% 15.77% 16.21% 6.50% Total adjusted capital to risk-weighted assets 16.11% 20.38% 20.77% 10.00%

Experienced Leadership Team Executive management with an average tenure at Sterling of 18 years Desirable Branch Network in High-Growth Markets Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle Pristine Credit Quality 5 years of net recoveries versus peer charge-offs Non-performing loans / loans of 2bps Non-performing assets / total assets of 12bps Focused Suite of Residential & Commercial Products Average LTV of 62% in residential products 29% Net loan CAGR since 2013 with a net interest margin of 3.96% in 2Q 2018 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk In-Branch Relationship Deposits and Loans Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $16k deposit balance Profitable & Efficient Business Model History of strong performance delivering 2.08% ROAA and 21.4% ROATCE in 2Q 2018 Ranked #1 overall in SNL Financial’s “Top Performing Banks” of 2017 16 Investment Highlights

Appendix

Experienced Leadership Team 18 Sterling Bancorp, Inc. Gary Judd Chairman of the Board Chief Executive Officer Mr. Judd has over 40 years of experience in the banking industry and has led Sterling since August 2008. His prior experience includes service as a director, president and chief executive officer for WestStar Bank and its parent company, Vail Banks, Inc. as well as Vectra Bank and its parent company Vectra Banking Corporation. Prior to those positions, he served in numerous positions with Citibank. Mr. Judd’s extensive expertise over many credit cycles has provided an experienced hand at the top throughout his tenure with the Company. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California in 2015. Mr. Lopp’s deep understanding of the Company, his long experience with Sterling’s financial reporting responsibilities and the risks inherent in the banking business, has helped to effectively manage the risks attendant to growth. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Officer, Construction Loan Officer, and then Managing Director of Commercial Lending followed by his appointment as Chief Lending Officer in 2006, and has led retail banking since 2013. His broad experience in all aspects of the lending business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Non-GAAP Reconciliations 19 Return on Average Tangible Common Equity (ROATCE) (Dollars Million) Year Ended December 31, 3mo. Ended 6/30/18 2014 2015 2016 2017 (a) Net Income $17.7 $22.5 $33.2 $38.0 $16.0 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $300.0 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.1) ($0.8) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.4 $299.2 (a) / (d) ROATCE 15.4% 17.4% 22.3% 20.4% 21.4%

Earnings Release Detail 20 Balance Sheet N/M – Not Meaningful Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited Dollars in thousands 6/30/2018 3/31/2018 % change 12/31/2017 % change 6/30/2017 % change Assets Cash and due from banks 36,820 $ 37,541 $ (2)% 40,147 $ (8)% 25,974 $ 42% Investment securities 142,648 124,956 14% 126,848 12% 102,501 39% Mortgage loans held for sale 21,641 200,467 (89)% 112,866 (81)% 579 N/M Loans, net of allowance for loan losses of $20,300, $19,132, $18,457 and $16,246 2,816,156 2,580,560 9% 2,594,357 9% 2,205,530 28% Accrued interest receivable 12,396 11,936 4% 11,493 8% 9,170 35% Mortgage servicing rights, net 9,295 7,780 19% 6,496 43% 5,179 79% Leasehold improvements and equipment, net 8,413 7,705 9% 7,043 19% 6,863 23% Federal Home Loan Bank stock, at cost 22,950 22,950 0% 22,950 0% 18,360 25% Cash surrender value of bank-owned life insurance 30,991 30,837 0% 30,680 1% 30,357 2% Deferred tax asset 5,905 7,234 (18)% 6,847 (14)% 9,795 (40)% Other assets 4,124 2,366 74% 2,231 85% 3,741 10% Total assets 3,111,339 $ 3,034,332 $ 3% 2,961,958 $ 5% 2,418,049 $ 29% Liabilities Noninterest-bearing deposits 73,791 $ 75,062 $ (2)% 73,682 $ 0% 66,455 $ 11% Interest-bearing deposits 2,266,814 2,216,103 2% 2,171,428 4% 1,729,869 31% Total deposits 2,340,605 2,291,165 2% 2,245,110 4% 1,796,324 30% Federal Home Loan Bank borrowings 350,000 342,937 2% 338,000 4% 359,312 (3)% Subordinated notes, net 64,958 64,923 0% 64,889 0% 49,404 31% Accrued expenses and other liabilities 51,666 46,795 10% 40,661 27% 38,600 34% Total liabilities 2,807,229 2,745,820 2% 2,688,660 4% 2,243,640 25% Stockholders’ Equity Common stock, voting, authorized 500,000,000 shares at June 30, 2018, March 31, 2018 and December 31, 2017, and 490,000,000 at June 30, 2017; issued and outstanding 53,002,963 shares at June 30, 2018 and March 31, 2018, 52,963,308 shares at December 31, 2017, and 40,199,000 shares at June 30,2017. 111,238 111,238 0% 111,238 0% 22,863 387% Common stock, non-voting, no par value, authorized 10,000,000 shares, issued and outstanding 5,072,000 shares at June 30, 2017. - - - - - 2,885 N/M Additional paid-in capital 12,501 12,425 1% 12,416 1% 12,416 1% Retained earnings 180,438 164,984 9% 149,816 20% 136,371 32% Accumulated other comprehensive loss (67) (135) N/M (172) N/M (126) N/M Total stockholders’ equity 304,110 288,512 5% 273,298 11% 174,409 74% Total liabilities and stockholders’ equity 3,111,339 $ 3,034,332 $ 3% 2,961,958 $ 5% 2,418,049 $ 29%

Earnings Release Detail 21 Income Statement N/M – Not Meaningful (1) In the second quarter of 2018, the Company changed the classification of commitment fees earned on construction loans and other lines of credit to commercial customers in its condensed consolidated statements of income to the financial statement caption, interest and fees on loans, which were previously reported in service charges and fees. As a result, prior period financial statements included herein have been adjusted from the amounts previously reported to correct the classification error. The amount of the adjustment was a decrease to service charges and fees, and increase to interest and fees on loans of $502, $862 and $544 for the three and six months ended June 30, 2017, and three months ended March 31, 2018, respectively. There was no change to the reported net income or income per share, basic and diluted, as previously reported as a result of this immaterial correction. Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited Dollars in thousands 6/30/2018 3/31/2018 % change 6/30/2017 % change 6/30/2018 6/30/2017 % change Interest Income: Interest and fees on loans (1) 38,580 $ 36,400 $ 6% 28,624 $ 35% 74,980 $ 55,743 $ 35% Interest and dividends on investment securities 842 819 3% 435 94% 1,661 800 108% Other interest 119 114 4% 29 310% 233 48 385% Total interest income 39,541 37,333 6% 29,088 36% 76,874 56,591 36% Interest Expense: Interest on deposits 7,179 6,589 9% 3,777 90% 13,768 7,311 88% Interest on Federal Home Loan Bank borrowings 1,334 833 60% 870 53% 2,167 1,700 27% Interest on subordinated notes and other 1,171 1,172 0% 908 29% 2,343 1,816 29% Total interest expense 9,684 8,594 13% 5,555 74% 18,278 10,827 69% Net interest income 29,857 28,739 4% 23,533 27% 58,596 45,764 28% Provision for loan losses 1,120 641 75% 600 87% 1,761 1,200 47% Net interest income after provision for loan losses 28,737 28,098 2% 22,933 25% 56,835 44,564 28% Non-interest income: Service charges and fees (1) 92 74 24% 88 5% 166 137 21% Investment management and advisory fees 500 623 (20)% 589 (15)% 1,123 1,141 (2)% Net gain on sale of loans 5,096 4,006 27% 384 1227% 9,102 4,436 105% Other income 609 790 (23)% 469 30% 1,399 1,042 34% Total non-interest income 6,297 5,493 15% 1,530 312% 11,790 6,756 75% Non-interest expense Salaries and employee benefits 7,229 6,649 9% 5,277 37% 13,878 10,687 30% Occupancy and equipment 1,610 1,546 4% 1,416 14% 3,156 2,805 13% Professional fees 824 622 32% 295 179% 1,446 664 118% Advertising and marketing 351 349 1% 230 53% 700 422 66% FDIC assessments 474 543 (13)% 264 80% 1,017 506 101% Data processing 295 288 2% 279 6% 583 486 20% Other 1,838 1,506 22% 1,630 13% 3,344 2,913 15% Total non-interest expense 12,621 11,503 10% 9,391 34% 24,124 18,483 31% Income before income taxes 22,413 22,088 1% 15,072 49% 44,501 32,837 36% Income tax expense 6,431 6,339 1% 6,134 5% 12,770 13,483 (5)% Net income 15,982 $ 15,749 $ 1% 8,938 $ 79% 31,731 $ 19,354 $ 64% Income per share, basic and diluted 0.30 $ 0.30 $ 0.20 $ 0.60 $ 0.43 $ Weighted average common shares outstanding: Basic 52,963,308 52,963,308 45,271,000 52,963,308 45,271,000 Diluted 52,965,365 52,963,308 45,271,000 52,965,133 45,271,000 Three Months Ended Six Months Ended

Earnings Release Detail 22 Performance Ratios (1) Refer to footnote to Condensed Consolidated Statements of Income table on slide 21. (2) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. . Sterling Bancorp, Inc. Performance Ratios 6/30/2018 3/31/2018 6/30/2017 6/30/2018 6/30/2017 Performance Ratios: Return on average assets 2.08% 2.13% 1.57% 2.10% 1.73% Return on average shareholders' equity 21.31% 22.17% 20.72% 21.73% 22.70% Return on average tangible common equity 21.36% 22.24% 20.86% 21.79% 22.86% Yield on earning assets (1) 5.25% 5.15% 5.24% 5.20% 5.17% Cost of average interest-bearing liabilities 1.47% 1.36% 1.11% 1.42% 1.11% Net interest spread 3.78% 3.79% 4.13% 3.78% 4.06% Net interest margin (1) 3.96% 3.96% 4.24% 3.96% 4.18% Efficiency ratio (2) 34.91% 33.60% 37.47% 34.27% 35.19% As of and for the Three Months Ended As of and for the Six Months Ended

Earnings Release Detail 23 Capital and Credit Quality 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. Sterling Bancorp, Inc. Capital and Credit Quality Ratios Dollars in thousands 6/30/2018 3/31/2018 12/31/2017 6/30/2017 Capital Ratios Regulatory and Other Capital Ratios— Consolidated: Tier 1 (core) capital to risk-weighted assets 16.21% 15.77% 15.53% 11.69% Tier 1 (core) capital to adjusted tangible assets 9.88% 9.73% 9.83% 7.62% Common Tier 1 (CET 1) 16.21% 15.77% 15.53% 11.69% Total adjusted capital to risk-weighted assets 20.77% 20.38% 20.28% 16.11% Regulatory and Other Capital Ratios—Bank: Tier 1 (core) capital to risk-weighted assets 14.52% 14.02% 13.71% 13.79% Tier 1 (core) capital to adjusted tangible assets 8.84% 8.65% 8.68% 8.99% Common Tier 1 (CET 1) 14.52% 14.02% 13.71% 13.79% Total capital to risk-weighted assets 15.60% 15.07% 14.76% 14.89% Credit Quality Data Nonperforming loans (1) 641 $ 5,115 $ 783 $ 665 $ Nonperforming loans to total loans 0.02% 0.20% 0.03% 0.03% Nonperforming assets (2) 3,583 $ 8,082 $ 3,777 $ 3,793 $ Nonperforming assets to total assets 0.12% 0.27% 0.13% 0.16% Allowance for loan losses to total loans 0.72% 0.74% 0.71% 0.73% Allowance for loan losses to nonperforming loans 3167% 374% 2357% 2443% Net charge offs to average loans (0.00)% (0.00)% (0.03)% (0.00)% As of and for the Three Months Ended

Earnings Release Detail 24 Allowance for Loan Losses, Loan Composition, and Deposit Composition Sterling Bancorp, Inc. Allowance for Loan Losses Sterling Bancorp, Inc. Loan Composition Sterling Bancorp, Inc. Deposit Composition 6/30/2018 3/31/2018 12/31/2017 6/30/2017 Allowance for loan losses Balance at beginning of period 19,132 $ 18,457 $ 17,189 $ 15,567 $ Provision for loan losses 1,120 641 600 600 Charge offs (4) - (19) - Recoveries 52 34 687 79 Balance at end of period 20,300 $ 19,132 $ 18,457 $ 16,246 $ Three Months Ended Deposit Composition 6/30/2018 3/31/2018 % change 12/31/2017 % change 6/30/2017 % change Noninterest-bearing demand deposits 73,791 $ 75,062 $ (2)% 73,682 $ 0% 66,455 $ 11% Money Market, Savings and NOW 1,518,635 1,536,481 (1)% 1,507,956 1% 1,357,805 12% Time deposits 748,179 679,622 10% 663,472 13% 372,064 101% Total deposit balances 2,340,605 $ 2,291,165 $ 2% 2,245,110 $ 4% 1,796,324 $ 30% Loan Composition 6/30/2018 3/31/2018 % Change 12/31/2017 % Change 6/30/2017 % Change Construction 172,262 $ 179,846 $ (4)% 192,319 $ (10)% 187,572 $ (8)% Residential real estate, mortgage 2,367,876 2,134,447 11% 2,132,641 11% 1,773,733 33% Commercial real estate, mortgage 250,465 239,204 5% 247,076 1% 220,134 14% Commercial and industrial loans, lines of credit 45,821 46,166 (1)% 40,749 12% 40,274 14% Other consumer loans 32 29 9% 29 10% 62 (49)% Total loans held for investment 2,836,456 2,599,692 9% 2,612,814 9% 2,221,775 28% Less: allowance for loan losses (20,300) (19,132) 6% (18,457) 10% (16,246) 25% Loans, net 2,816,156 $ 2,580,560 $ 9% 2,594,357 $ 9% 2,205,530 $ 28% Mortgage loans held for sale 21,641 $ 200,467 $ (89)% 112,866 $ (81)% 579 $ 3639% Total gross loans 2,858,096 $ 2,800,159 $ 2% 2,725,680 $ 5% 2,222,354 $ 29%

Earnings Release Detail 25 Quarterly Yield Analysis 1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis. 2. Interest income does not include taxable equivalent adjustments. 3. Refer to footnote to Condensed Consolidated Statements of Income table on slide 21. Sterling Bancorp, Inc. Yield Analysis (Dollars in thousands) Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Interest earning assets Loans (1,3) $ 2,829,819 $ 38,580 5.45% $ 2,733,759 $ 36,400 5.33% $ 2,102,446 $ 28,624 5.45% Securities, includes restricted stock 159,243 842 2.12% 141,616 819 2.31% 108,373 435 1.61% Other interest earning assets 24,496 119 1.94% 24,663 114 1.85% 11,673 29 0.99% Total interest earning assets (3) 3,013,558 $ 39,541 $ 5.25% 2,900,038 $ 37,333 $ 5.15% 2,222,492 $ 29,088 $ 5.24% Interest-bearing liabilities Money Market, Savings, NOW $ 1,515,912 $ 4,468 1.18% $ 1,525,436 $ 4,135 1.10% $ 1,304,358 $ 2,764 0.85% Time deposits 715,863 2,711 1.52% 705,824 2,454 1.41% 383,908 1,013 1.06% Total interest-bearing deposits 2,231,775 7,179 1.29% 2,231,260 6,589 1.20% 1,688,266 3,777 0.90% FHLB borrowings 351,846 1,334 1.50% 259,056 833 1.29% 267,276 870 1.29% Subordinated debt 64,935 1,171 7.21% 64,901 1,172 7.22% 49,383 908 7.35% Total borrowings 416,781 2,505 2.38% 323,957 2,005 2.48% 316,659 1,778 2.22% Total interest-bearing liabilities 2,648,556 $ 9,684 1.47% 2,555,217 $ 8,594 1.36% 2,004,925 $ 5,555 1.11% Net interest income and spread (2,3) $ 29,857 3.78% $ 28,739 3.79% $ 23,533 4.13% Net interest margin (2,3) 3.96% 3.96% 4.24% For the Three Months Ended 6/30/2018 3/31/2018 6/30/2017 (Dollars in thousands) Average Balance Interest Average Yield/ Rate Average Balance Interest Average Yield/ Rate Interest earning assets Loans (1,3) $ 2,782,055 $ 74,980 5.39% $ 2,073,748 $ 55,743 5.38% Securities, includes restricted stock 150,478 1,661 2.21% 102,882 800 1.56% Other interest earning assets 24,579 233 1.90% 10,629 48 0.90% Total interest earning assets (3) 2,957,112 $ 76,874 $ 5.20% 2,187,259 $ 56,591 $ 5.17% Interest-bearing liabilities Money Market, Savings, NOW $ 1,520,648 $ 8,602 1.14% $ 1,252,328 $ 5,223 0.84% Time deposits 710,872 5,166 1.47% 403,332 2,088 1.04% Total interest-bearing deposits 2,231,520 13,768 1.24% 1,655,660 7,311 0.89% FHLB borrowings 305,707 2,167 1.41% 270,431 1,700 1.25% Subordinated debt 64,918 2,343 7.22% 49,366 1,816 7.36% Total borrowings 370,625 4,510 2.42% 319,797 3,516 2.19% Total interest-bearing liabilities 2,602,145 $ 18,278 1.42% 1,975,457 $ 10,827 1.11% Net interest income and spread (2,3) $ 58,596 3.78% $ 45,764 4.06% Net interest margin (2,3) 3.96% 4.18% 6/30/2018 6/30/2017 For the Six Months Ended

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